UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2022

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40439	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7599 Anagram Dr., Eden Prairie, MN 55344

(Address of principal executive offices and zip code)

952-426-1383

(Registrant’s telephone number including area code)

 (Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NMTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2022, the Compensation Committee of NeuroOne Medical Technologies Corporation (the “Company”) granted restricted stock unit (“RSU”) awards to the Company’s executive officers to address incentive and retention objectives.

The RSUs were granted on February 3, 2022 (the “Grant Date”) pursuant to the terms and conditions of the Company’s 2017 Equity Incentive Plan and a Restricted Stock Unit Grant Notice and related Restricted Stock Unit Agreement in a form substantially similar to a form previously filed by the Company. 50% of such RSUs will vest on the first anniversary of the Grant Date with the remaining RSUs vesting in equal monthly installments on the last day of each month over the next 24 months, subject to the recipient’s continued service on such dates.

In approving the awards of RSUs to the Company’s executive officers and the related vesting schedule, the Compensation Committee reviewed benchmarking data and considered that the outstanding options held by the executives have limited motivational and retention value due to being underwater (largely due to market volatility outside the control of the Company’s management), and sought to ensure alignment with shareholders, while optimizing near-term retention during this challenging human capital environment.

The Company’s named executive officers received the following RSUs as of the Grant Date:

Name and Principal Position	Number of Shares Underlying RSU Award (#)	Grant Date Fair Value ($)
Dave Rosa Chief Executive Officer and President	250,000	$525,000
Ron McClurg Chief Financial Officer	15,000	$31,500
Steve Mertens Chief Technology Officer	41,750	$87,675

Also on February 3, 2022, taking into account compensation benchmarking information, the Compensation Committee determined to increase the annual base salaries of Messrs. Rosa and McClurg to $486,000 and $295,000, respectively, effective January 1, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION
Dated: February 4, 2022
	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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